For the Fund’s Prospectus or SAI, visit www.thornburg.com/download

Thornburg Better World International FundSummary Prospectus

February 1, 2025	Class A: TBWAX | Class C: TBWCX | Class I: TBWIX

Before you invest, you may want to review the Fund’s Prospectus and Statement of Additional Information (SAI), which contain more information about the Fund and its risks. You can find the Fund’s Prospectus, SAI and other information about the Fund online at www.thornburg.com/download. You can also get this information at no cost by calling 800.847.0200 or by sending an e-mail request to info@thornburg.com. The current Prospectus and SAI, dated February 1, 2025, are incorporated by reference into this Summary Prospectus.

Investment Goal

The Fund seeks long-term capital appreciation.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below. You may qualify for discounts from the sales charges applicable to Class A shares if you or other qualifying account holders invest, or agree to invest in the future, at least $50,000 in the Thornburg Funds. More information about this and other discounts and sales charge waivers is available from your financial intermediary, in the Prospectus under the captions “Class A Sales Charge Waivers,” beginning on page 165, and “Appendix A – Sales Charge Waivers Offered by Financial Intermediaries,” beginning on page 220, and in the Statement of Additional Information under the caption “Additional Information Respecting Purchase and Redemption of Shares,” beginning on page 92.

Shareholder Fees

(fees paid directly from your investment)

	Class A	Class C	Class I
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	4.50%	none	none
Maximum Deferred Sales Charge (Load) (as a percentage of redemption proceeds or original purchase price, whichever is lower)	none(1)	1.00%(2)	none

Annual Fund Operating Expenses

(expenses that you pay each year as a percentage of the value of your investment)

	Class A	Class C	Class I
Management Fees	0.97%	0.97%	0.97%
Distribution and Service (12b-1) Fees	0.25%	1.00%	none
Other Expenses	0.36%	0.58%	0.27%
Total Annual Fund Operating Expenses	1.58%	2.55%	1.24%
Fee Waiver/Expense Reimbursement	—	(0.36)%(3)	(0.34)%(3)
Total Annual Fund Operating Expenses After Fee Waiver/Expense Reimbursement	1.58%	2.19%	0.90%

(1)Up to a 1.00% contingent deferred sales charge (CDSC) is imposed on redemptions of any part or all of a purchase of $1 million or more within 12 months of purchase.

(2)Imposed only on redemptions of Class C shares within 12 months of purchase.

(3)Thornburg Investment Management, Inc. (“Thornburg”) has contractually agreed to waive fees and reimburse expenses incurred by the Fund so that actual Class C and Class I expenses (excluding taxes, interest expenses, acquired fund fees and expenses, brokerage commissions, borrowing costs, expenses relating to short sales, and unusual expenses such as contingency fees or litigation costs) do not exceed 2.19% and 0.90%, respectively. The agreement to waive fees and reimburse expenses may be terminated by the Fund’s Trustees at any time, but may not be terminated by Thornburg before February 1, 2026, unless Thornburg ceases to be the investment advisor of the Fund prior to that date. Thornburg may recoup amounts waived or reimbursed during the Fund’s fiscal year if actual expenses fall below the expense cap during that same fiscal year.

Example. This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year, dividends and distributions are reinvested, and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions (and giving effect to fee waivers and expense reimbursements in the first year) your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class A Shares	$603	$926	$1,272	$2,244
Class C Shares	$322	$759	$1,323	$2,858
Class I Shares	$92	$360	$648	$1,470

You would pay the following expenses if you did not redeem your Class C shares:

	1 Year	3 Years	5 Years	10 Years
Class C Shares	$222	$759	$1,323	$2,858

Portfolio Turnover. The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over”) its portfolio. A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 60.57% of the average value of its portfolio.

Thornburg Better World International Fund SUMMARY PROSPECTUS February 1, 2025

For the Fund’s Prospectus or SAI, visit www.thornburg.com/download

Principal Investment Strategies

The Fund pursues its investment goal by investing primarily in a broad range of foreign equity securities or depositary receipts of foreign equity securities. Under normal circumstances, the Fund invests at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in issuers that the Fund’s investment advisor, Thornburg Investment Management, Inc. (‘Thornburg’), has determined exhibit one or more significant and positive environmental, social and governance (“ESG”) characteristics. For this purpose, Thornburg considers an ESG factor to be significant if it is likely to materially affect the issuer’s risk and return profile and, accordingly, the issuer’s long-term investment performance.

The Fund may invest in any stock or other equity security which Thornburg believes may assist the Fund in pursuing its goal, including common stocks, preferred stocks and publicly traded real estate investment trusts. The Fund may invest in companies of any size, but invests primarily in the large and middle capitalization range of publicly traded companies. The Fund may also invest in developing country companies.

Thornburg intends to invest on an opportunistic basis where the Fund’s portfolio managers believe intrinsic value is not recognized by the marketplace. The Fund seeks to identify value in a broad or different context by investing in a diversified portfolio of stocks the Fund categorizes as basic values, consistent earners, and emerging franchises, when the portfolio managers believe these issues are value priced. The relative proportions of securities invested in each of those categories will vary over time.

The Fund categorizes its equity investments in the following three categories:

Basic Value: Companies generally operating in mature or cyclical industries and which generally exhibit more economic sensitivity and/or higher volatility in earnings and cash flow.

Consistent Earner: Companies which generally exhibit predictable growth, profitability, cash flow and/or dividends.

Emerging Franchise: Companies with the potential to grow at an above average rate because of a product or service that is establishing a new market and/or taking share from existing participants.

Inclusion of any investment in any of the three described categories represents the opinion of Thornburg concerning the characteristics and prospects of the investment. There is no assurance that any company selected for investment will, once categorized in one of the three described investment categories, continue to have the positive characteristics or fulfill the expectations that Thornburg had for the company when it was selected for investment, and any such company may not grow or may decline in earnings and size.

The Fund’s investments are determined by individual issuer and industry analysis. Investment decisions also include consideration of domestic and international economic developments, outlooks for securities markets, interest rates and inflation, and the supply and demand for securities. The Fund seeks to invest in companies which in Thornburg’s view are trading at discount to their intrinsic value and also demonstrate one or more significant positive ESG characteristics. Through Thornburg’s fundamental research process, Thornburg evaluates each potential investment based on a variety of factors, including traditional investment criteria such as the company’s ability to effectively allocate capital, willingness to pay dividends and repurchase shares, ability to sustain a competitive advantage, and ability to grow its core business. As part of its research process for the Fund’s investments, Thornburg also assesses each issuer’s ESG characteristics, focusing on those ESG characteristics which Thornburg believes are significant insofar as they are expected to materially affect the issuer’s investment performance. The specific ESG characteristics which Thornburg determines to be significant will vary over time and among different financial sectors and industries, but will generally include the following:

•Environmental characteristics, such as an issuer’s emissions and energy management practices;

•Social capital characteristics, such as an issuer’s data security and privacy practices;

•Human capital characteristics, such as an issuer’s labor practices;

•Business model and innovation characteristics, such as an issuer’s supply chain management practices; and

•Leadership and governance characteristics, such as an issuer’s practices toward managing legal and regulatory risks.

While Thornburg makes its own judgments about the ESG characteristics of each investment, Thornburg’s approach may be informed by third party data and other research tools, including consideration of the list of material ESG factors established by the Sustainability Accounting Standards Board.

Market observers differ in their perspectives and understanding of the importance of ESG factors to investment decisions. In its evaluation of potential investments, Thornburg may identify as significant certain ESG characteristics that are different from the characteristics that other investors may consider significant. Thornburg consequently may not consider the same ESG characteristics that other investors might consider in evaluating a potential investment. Similarly, Thornburg may assess the significance of ESG characteristics differently than some other investors, assigning either greater or lesser emphasis to a characteristic than another investor might assign.

The Fund’s policy of investing at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in issuers that exhibit one or more significant and positive ESG characteristics may be changed by the Fund’s Trustees without a shareholder vote upon 60 days’ notice to shareholders.

The Fund may sell an investment if Thornburg has identified a better investment opportunity, in response to changes in the conditions or business of the investment’s issuer or changes in overall market conditions, if Thornburg has a target price for the investment and that target price has been achieved, or if, in Thornburg’s opinion, the investment no longer serves to achieve the Fund’s investment goals.

Principal Investment Risks

An investment in the Fund is not a deposit in any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency. Accordingly, the loss of money is a risk of investing in the Fund. The value of the Fund’s shares varies from day to day and over time, and when you sell your shares they may be worth less than what you paid for them. The following is a summary of the principal risks of investing in the Fund. The risks are presented in alphabetical order to facilitate readability, and their order does not imply that the realization of one risk is more likely to occur or have a greater adverse impact than another risk. The relative significance of each risk below may change over time.

Credit Risk – The inability of an issuer to pay principal and interest on its debt obligations when due, or the downgrading of an issuer’s debt obligations by ratings agencies, may adversely affect the market’s perceptions of the issuer’s financial strength and may therefore result in declines in the issuer’s stock price.

Cybersecurity and Operational Risk – Operational failures, cyber-attacks or other disruptions that affect the Fund’s service providers, the Fund’s counterparties, other market participants or the issuers of securities held by the Fund may adversely affect the Fund and its shareholders, including by causing losses for the Fund or impairing Fund operations.

Depositary Receipts Risk – An investment in American Depositary Receipts (“ADRs”), European Depositary Receipts (“EDRs”) or Global Depositary Receipts (“GDRs”) is an alternative to the purchase of the underlying securities in their national markets and/or currencies. However, ADRs, EDRs, and GDRs remain subject to many of the risks associated with investing directly in foreign securities, including the political and economic risks associated with the underlying issuer’s country. Certain countries may limit the ability to convert a depositary receipt into the underlying foreign security and vice versa, which may cause the securities of the foreign company to trade at a discount or premium to the market price of the related depositary receipts. Moreover, EDRs and GDRs can involve currency risk since, unlike ADRs, they may not be U.S. dollar denominated.

Developing Country Risk – The risks which may affect investments in foreign issuers (see “Foreign Investment Risk,” below) may be more pronounced for investments in developing countries because the economies of those countries are usually less diversified, communications, transportation and economic infrastructures are less developed, and developing countries ordinarily have less established legal, political, business and social frameworks. At times the prices of equity securities of a developing country issuer may be extremely volatile. An issuer domiciled in a developed country may be similarly affected by these developing country risks to the extent that the issuer conducts its business in developing countries.

Equity Risk – The value of the Fund’s equity investments may fluctuate significantly over time in response to factors affecting individual issuers, particular industries, or the market as a whole. Additionally, common stock ranks below preferred stock and debt securities in claims for dividends and for assets of a company in a liquidation or bankruptcy.

SUMMARY PROSPECTUS February 1, 2025 Thornburg Better World International Fund

For the Fund’s Prospectus or SAI, visit www.thornburg.com/download

ESG Investing Risk – Thornburg’s assessments of company ESG characteristics may result in decisions not to purchase, or to sell, investments which are otherwise consistent with the Fund’s investment goal and subsequently produce attractive investment performance, and Thornburg’s assessments of these characteristics may at times reduce the Fund’s exposure to market sectors or types of investments that produce positive investment performance. The application of ESG principles and the perceptions of the commitment of a given company to ESG principles vary among investors, analysts and other market observers. Consequently, Thornburg’s assessments respecting the ESG characteristics associated with any company may differ from the perceptions of other persons, including other mutual funds. Additionally, it may be difficult in certain instances for Thornburg to evaluate correctly a company’s commitment to positive ESG practices, and a failure to do so may result in investment in companies with practices that are not consistent with the Fund’s aspirations.

Foreign Currency Risk – Fluctuations in currency exchange rates can adversely affect the value of the Fund’s foreign investments. Such fluctuations may occur for a number of reasons, including market and economic conditions, or a government’s decision to devalue its currency or impose currency controls.

Foreign Investment Risk – Investments in securities of foreign issuers may involve risks including adverse fluctuations in currency exchange rates, political instability, confiscations, taxes or restrictions on currency exchange, difficulty in selling foreign investments, and reduced legal protection.

Liquidity Risk – Due to a lack of demand in the marketplace or other factors, the Fund may not be able to sell some or all of its investments promptly, or may only be able to sell investments at less than desired prices. This risk may be more pronounced for the Fund’s investments in developing countries.

Management Risk – The Fund is an actively managed portfolio, and the value of the Fund may be reduced if Thornburg pursues unsuccessful investments or fails to correctly identify risks affecting the broad economy or specific issuers in which the Fund invests.

Market and Economic Risk – The value of the Fund’s investments may decline and its share value may be reduced due to changes in general economic and market conditions. The value of a security may change in response to developments affecting entire economies, markets or industries, including changes in interest rates, political and legal developments, and general market volatility.

Real Estate Risk – The Fund’s investments in publicly traded real estate investment trusts (“REITs”) are subject to risks affecting real estate investments generally (including market conditions, competition, property obsolescence, changes in interest rates and casualty to real estate), as well as risks specifically affecting REITs (the quality and skill of REIT management and the internal expenses of the REIT).

Redemption Risk – If a significant percentage of the Fund’s shares is owned or controlled by a single shareholder, the Fund is subject to the risk that a redemption by that shareholder of all or a large portion of its shares may require the Fund to sell securities at less than desired prices, and the Fund’s remaining shareholders may also incur additional transaction costs or adverse tax consequences from such trading activity.

Risks Affecting Investments in China – A significant portion of the Fund’s assets may be invested in companies exposed to China. Risks affecting investments in China include a potential downturn in the Chinese economy, reduced liquidity or increased price volatility in the Chinese securities markets as a result of trading suspensions affecting Chinese issuers or other factors, the potential that the Chinese government may expand restrictions on foreign investments or the repatriation of capital, and the implementation of new tariffs or other trade barriers by China or its trading partners. A lack of transparency respecting Chinese companies may also reduce the Fund’s ability to conduct diligence respecting those companies’ accounting and governance standards, which may in turn reduce the Fund’s ability to detect fraudulent practices that may adversely affect the companies’ stock prices.

Risks Affecting Specific Countries or Regions – If a significant portion of the Fund’s assets is invested in issuers that are economically exposed to one country or region, the Fund’s share value may be more susceptible to the conditions and developments in that country or region, and potentially more volatile than the share value of a more geographically diversified fund. A specific country or region could also be adversely affected by conditions or developments arising in other countries. For example, the U.S. government could take actions to prohibit or restrict individuals or companies within the U.S. from purchasing or holding the shares of issuers in another country, which may limit the Fund’s ability to invest in that country or cause the Fund to have to sell investments in that country at less than desired prices. The nature and degree of the risks affecting a given country or region, and the extent of the Fund’s exposure to any such country or region, is expected to vary over time.

Risks Affecting Specific Issuers – The value of a security may decline in response to developments affecting the specific issuer of the security, even if the overall industry or economy is unaffected. These developments may include a variety of factors, including but not limited to management issues or other corporate disruption, a decline in revenues or profitability, an increase in costs, or an adverse effect on the issuer’s competitive position.

Small and Mid-Cap Company Risk – Investments in small capitalization companies and mid-capitalization companies may involve additional risks, which may be relatively higher with smaller companies. These additional risks may result from limited product lines, more limited access to markets and financial resources, greater vulnerability to competition and changes in markets, lack of management depth, increased volatility in share price, and possible difficulties in valuing or selling these investments.

Additional information about Fund investments, investment strategies and risks of investing in the Fund appears beginning on page 134 of the Prospectus.

Past Performance of the Fund

The following information provides some indication of the risks of investing in the Better World International Fund by showing how the Fund’s investment results vary from year to year. The bar chart shows how the annual total returns for Class A shares have been different in each full year shown. The average annual total return figures compare Class A, Class C and Class I share performance to the MSCI All Country World ex USA Net Total Return USD Index, a broad-based securities market index that represents the overall applicable market in which the Fund invests. The index is not actively managed and is not available for direct investment. The bar charts and performance tables assume reinvestment of dividends and distributions. Past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. The performance information shown is as of the calendar year ended December 31, 2024. Updated performance information may be obtained on the Thornburg website at Thornburg.com or by calling 1-800-847-0200.

Annual Total Returns – Class A Shares

Thornburg Better World International Fund SUMMARY PROSPECTUS February 1, 2025

For the Fund’s Prospectus or SAI, visit www.thornburg.com/download

2/1/25
TH3435

	Total Returns	Quarter ended
Highest Quarterly Results	22.85%	6/30/2020
Lowest Quarterly Results	-19.58%	3/31/2020

The sales charge for Class A shares is not reflected in the returns shown on the bar chart, and the returns would be less if the charge was taken into account.

Average Annual Total Returns

(periods ended 12-31-24)

Class A Shares	1 Year	5 YEARS	Since Inception (10-01-15)
Return Before Taxes	1.72%	7.10%	7.92%
Return After Taxes on Distributions	1.39%	5.94%	6.48%
Return After Taxes on Distributions and Sale of Fund Shares	1.02%	5.21%	5.73%
MSCI All Country World ex USA Net Total Return USD Index (reflects no deduction for fees, expenses, or U.S. taxes)	5.53%	4.10%	6.23%

Class C Shares	1 Year	5 YEARS	Since Inception (10-01-15)
Return Before Taxes	4.73%	7.32%	7.76%
MSCI All Country World ex USA Net Total Return USD Index (reflects no deduction for fees, expenses, or U.S. taxes)	5.53%	4.10%	6.23%

Class I Shares	1 Year	5 YEARS	Since Inception (10-01-15)
Return Before Taxes	7.11%	8.69%	9.17%
MSCI All Country World ex USA Net Total Return USD Index (reflects no deduction for fees, expenses, or U.S. taxes)	5.53%	4.10%	6.23%

After-tax returns are calculated using the historical highest individual federal marginal income tax rates, and do not reflect state or local income taxes. Actual after-tax returns depend on an investor’s own tax situation and may differ from the returns shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. The after-tax returns shown relate only to Class A shares, and after-tax returns for other share classes will vary.

The performance information shown above may include gains attributable to the Fund’s investments in shares of companies through initial public offerings (“IPOs”). There can be no assurance that the Fund will have continued access to profitable IPOs and, as the Fund’s assets grow, the impact of the Fund’s investment in IPOs on the performance of the Fund may decline.

Management

Investment Advisor: Thornburg Investment Management, Inc.

Portfolio Manager:

Brian Burrell, cfa, a managing director of Thornburg, has been one of the persons jointly and primarily responsible for the day-to-day management of the Fund since 2024.

Joe Salmond, a managing director of Thornburg, has been one of the persons jointly and primarily responsible for the day-to-day management of the Fund since 2024.

Lei Wang, cfa, a managing director of Thornburg, has been one of the persons jointly and primarily responsible for the day-to-day management of the Fund since 2021.

Purchase and Sale of Fund Shares

The minimum amounts for an initial investment in Fund shares and for subsequent investments in Fund shares are shown below. If you purchase your shares through a financial intermediary, the intermediary may impose its own minimum investment requirements. The minimums shown below may also be reduced or waived by the Funds under certain circumstances.

Minimum Initial Investment	Class A	Class C	Class I
Investors Purchasing through a Fee-Based Account with a Financial Intermediary	$2,500	N/A	$2,500
Individual Retirement Accounts	$2,000	$2,000	N/A
All Others	$5,000	$5,000	$2,500,000

Minimum Subsequent Investments (all accounts)	Class A	Class C	Class I
	$100	$100	$100

The Fund’s shares are redeemable on any business day. If you hold your Fund shares through a financial intermediary, you should contact your intermediary to redeem shares. If you hold your shares directly with the Funds, you may redeem shares at any time by mail (c/o the Fund’s Transfer Agent, SS&C GIDS, Inc., at P.O. Box 219017, Kansas City, Missouri 64121-9017) or by telephone (1-800-847-0200).

Tax Information

Distributions to shareholders will generally be taxable to shareholders as ordinary income or capital gains for federal income tax purposes. Distributions may also be subject to state and local taxes. See “Taxes” on page 181 of the Prospectus.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of a Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund, its investment advisor and/or its distributor may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.